UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2011

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

FPA International Value Fund

December 31, 2011

(This page has been left blank intentionally.)

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

We are pleased to provide our first report as portfolio managers of the FPA International Value Fund. Our primary objective in this communication is to discuss some of the investment opportunities that we see in the international equity markets. It is also our goal to give you a better sense of how we think as investors and manage the portfolio. To that end, we have attached our policy statement to this letter.

As long-term value investors, we welcome periods of uncertainty and negative headlines. Indiscriminate selling and volatility in the equity market typically follows, which usually opens up opportunities for us to deploy capital at prospectively high rates of return. The rampant sovereign debt crises in most developed markets, Europe in particular, have been the primary contributors to the current depressed sentiment. The resulting correction in the markets in the latter part of this year gave us several opportunities to invest in well-managed, high quality companies with strong balance sheets, at significant discounts to our estimates of their intrinsic values.

At the end of the quarter, the Fund was 70% invested with the portfolio consisting of 18 positions, somewhat below the 25 to 35 names we would typically expect to own. Most of our exposure is in companies domiciled in Western Europe, primarily the UK, Germany, France, and Switzerland. However, our holdings generate more than half of their free cash flows outside Europe. We are invested in a variety of industries, notably business services, trading and distribution, and industrial products. This is a function of our bottom-up approach, as we are agnostic to sectors as well as geographies. While we are invested in companies of all sizes, the Fund's weighted average market cap was around $15 billion at December 31, 2011, as we found compelling value in large global businesses. On average, the Fund's holdings trade at a 13.6x trailing P/E and have a dividend yield of 3.6%. Looking forward, we expect both earnings and dividend payouts to increase.

We typically invest with a long-term time horizon and thus do not consider a quarter, let alone a single month, as particularly meaningful. For reference, however, our Fund returned +1.1% from its December 1 inception through the end of the fourth quarter, which compares favorably to -1.1% for the MSCI World All Country ex-US benchmark over the same period.

Our best performing stock was Philips. Headquartered in the Netherlands, Philips occupies a leading position in most of its businesses including medical imaging equipment, personal care, and lighting. In early 2011, a new CEO took over and made several important changes to the group's management structure. This will increase accountability and should ultimately help improve operating efficiency. Philips has a strong balance sheet with no debt and has used some of its excess cash to repurchase shares at attractive prices. The stock currently trades at a significant discount to our estimate of the intrinsic value of the group's assets. For example, we estimate that we are getting the personal care business for free, while getting paid a 5% dividend yield to wait for fair value to be realized.

Our worst performing stock was SAP. Based in Germany, SAP is the global leader in Enterprise Resource Planning software. This is a highly attractive business. Customers spend large amounts of time and money implementing these solutions which can materially improve their operating efficiency. They then pay SAP an annual maintenance fee to receive on-going updates and support. Given the value-add and high switching costs, customers almost never replace or abandon the product. Consequently, SAP has a large installed base of loyal customers which generates significant recurring free cash flow. Continued adoption of these software solutions should allow SAP to generate further profitable growth and to build value over the long run. With a price of just 14x forward earnings, we do not believe that the company's stock price adequately reflects these positive characteristics. While SAP's stock price has come down since we first bought it, we see this as an opportunity to further increase our ownership in the business. Short-term downward movement in share price away from intrinsic value implies greater long-term prospective returns, and typically incites us to increase our exposure to a given position.

Both Philips and SAP are established, well managed companies with proven business models that we have known and followed for many years, and are good examples of the type of businesses we look for.

Going into the New Year, we remain mindful of some of the challenges the global economy is facing. High budget deficits and public debt levels in Europe, Japan and the US may constrain economic growth as governments enact austerity programs and eventually increase taxes. With no resolution of sovereign issues in sight and stricter capital requirements ahead for credit institutions, banks might be hesitant to expand their loan books. Household indebtedness also remains high relative to GDP in the US, UK, and Australia. This is likely to protract restrained consumer spending, and economic growth could remain relatively muted as a result.

Our focus is on the fundamentals of individual businesses rather than macroeconomic conditions which we have little ability to predict. In that respect, we feel confident about the long-term prospects of the companies in the portfolio. We believe all are positioned to weather challenging economic conditions. We eschew highly levered businesses that take risks we cannot identify and adequately price-in. As such, we have no exposure to the financial sector. Similarly, our portfolio companies have little exposure to troubled European countries like Greece, Spain and Portugal. We continue to search for new ideas that would meet our investment criteria, but will only consider investing if we can do so with a high margin of safety. In the absence of adequate opportunities, we may retain material exposure to cash.

We recognize that this is a challenging environment to start a new Fund, but we are excited about the investment opportunities that it may provide and have each invested a significant portion of our net worth in the Fund. We are grateful for your confidence and look forward to continuing serving your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Eric J. Bokota Portfolio Manager February 10, 2012	Pierre O. Py Portfolio Manager

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

THE FPA INTERNATIONAL VALUE POLICY STATEMENT

(including the FPA International Value Fund)

Following the launch of the FPA International Value Fund in December, we want to initiate communication with our fellow shareholders in the form of this policy statement. Future quarterly letters will give us many opportunities to comment on specific investments. At this stage, we would like to introduce ourselves and convey our vision for the FPA's International Value Strategy that includes the Fund. This letter summarizes who we are and how we think as investors, as well as how we construct and manage the portfolios.

******

We are long-term value investors primarily focused on international equities, having helped build a strong track record with a well-known advisory team. We spent most of the last ten years scouring markets overseas to find investment opportunities across a wide range of sectors, researching and analyzing hundreds of businesses, and building local intelligence networks in the process. We maintain a concentrated, disciplined approach to long-term value investing whereby we focus on our best ideas while attempting to weed out higher risk, lower quality, and more expensive businesses.

Our objective is to deliver above-average capital appreciation over the long-term while minimizing the risk of a permanent impairment of capital.

We are absolute value investors. That is to say, we seek genuine bargains rather than relatively attractive ones. Unlike many long-only investment managers, our starting point is not a fully-invested portfolio. We are only interested in making an investment when we are exposed to an asymmetric outcome. We will only convert cash into a partial ownership of a business if we are convinced we are buying a stake at a significant discount to its intrinsic value, and when we believe the risk of potential losses is limited.

Over the years, we have identified hundreds of businesses throughout the world that we would like to own, but they often trade at prices that are too high for us to become shareholders. We consistently monitor these companies while patiently awaiting a cheaper share price. Under normal circumstances, we would expect to have no more than 15% of the Fund's assets invested in cash, but we may at times hold significantly more if we cannot find enough opportunities.

With capital markets generally short-term minded and susceptible to herd-like behavior, we find that our investment goals are best achieved by taking a long-term and often contrarian approach. We consider ourselves owners of businesses. A successful business owner would not care about what happens in the coming quarter, and neither do we. While in principle we would be happy to be invested in perpetuity under the right conditions, in practice we find that five years is a reasonable timeframe.

We insist that our investments meet the following criteria:

1)  High Quality — businesses that have sustainable, superior fundamentals. These include high barriers to entry, low threat of product or service substitution, unique competitive advantages, power over customers as well as suppliers, and ultimately, pricing power. We believe that such businesses can generate industry leading margins, realize high levels of free cash flows, and earn attractive returns on capital.

2)  Financial Strength — companies that have conservative balance sheets and good free cash flow profiles. Our view is that financial robustness enhances a business' ability to weather temporary disruptions or adverse economic circumstances, and puts it in a position to consistently gain strength through difficult times. Value destruction, on the other hand, is often the result of excessive leverage, particularly when combined with unforeseen events.

THE FPA INTERNATIONAL VALUE POLICY STATEMENT

(including the FPA International Value Fund)

3)  Strong Management — shareholder-aligned management teams that we believe not only run operations well, but also allocate capital in a way that creates value over time. Frequently and preferably these managers are shareholders themselves who think and act as owners. We would expect them to appropriately allocate capital by comparing the relative returns of various investment opportunities and, in the absence of attractive options, consider returning capital to shareholders through dividends and/or share repurchases.

4)  Low Absolute Valuations — an opportunity to invest with a significant margin of safety. This is how we expect to achieve excess returns in the long run. We recognize that we cannot always be right in our assessment of value and demand at least a 33% discount to our estimate of intrinsic value before investing. Buying into quality businesses that build value over time, coupled with a high margin of safety, helps mitigate the potential negative impact of unforeseen factors and allows the passage of time to work in our favor.

Given our stringent criteria, we need to look broadly across capitalizations, industries, and geographies to find good opportunities. While there are over 20,000 listed corporations located outside of the U.S., only a few combine all of our investment requirements at a given time, which leads us to run a more concentrated portfolio. Concentration allows us, in turn, to spend a disproportionate amount of time getting to know the most attractive companies, helping to reduce the risk of mistake which might otherwise lead to capital loss. We focus only on our best ideas and expect to be invested in no more than 25 to 35 stocks.

In analyzing companies, we take a bottom-up, research-driven approach. We eschew businesses that do not lend themselves to appraisal. We limit ourselves to countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws. We are also cognizant of macro-economic factors but center our analyses around, and select stocks based on the fundamentals of the underlying businesses. To understand these fundamentals, we engage in extensive research.

We dedicate a lot of time traveling to visit investment prospects and meet with management teams or key employees to discuss operations, strategy, and capital allocation. We interview competitors, suppliers, customers, and other relevant third parties. We study how industries and companies evolve over time and how adept management is at responding to and taking advantage of changes in the business. We think prospectively rather than looking only at the past to anticipate potential changes. Our research is an on-going process, and ultimately the companies we invest in are the ones we have followed for years, and have seen perform through good and bad times.

We also study a long history of annual reports, investor presentations, conference call transcripts, third-party research and other relevant publicly available materials for each targeted company, as well as the other industry participants. Through this process, we seek to obtain an understanding of the value chain, market forces, and strategic dynamics. We use our research findings and analytical work to assess the normal economics of the business, and to estimate the present value of its future stream of cash flows.

We study the company's financial position and how its balance sheet would hold up in challenging conditions. We look at leverage, debt structure, and free cash flow generation profile. We spend a lot of time asking ourselves what could go wrong and, if something did, what it might mean for the business and its value. To the extent possible, we make an assessment of that through our research. We then price the stock with those concerns in mind, rather than making arbitrary allocations between alternative scenarios. If we cannot price-in those concerns, we do not invest.

THE FPA INTERNATIONAL VALUE POLICY STATEMENT

(including the FPA International Value Fund)

Portfolio construction is the product of that research and valuation process. We only add those companies that meet all of our selection criteria and offer enough margin of safety to the list of investments. We then allocate individual portfolio weightings according to the relative discount to our estimate of intrinsic value. Positions could be as small as 1.5% of the portfolio, and as high as 8.0%. This approach allows our ideas with the greatest upside to have a more significant impact on performance.

We continuously monitor each portfolio company to ensure that our original thesis remains intact and that the required upside is still there. We may sell a holding when its market price appreciates and approaches our estimate of value; when we find opportunities to reallocate capital to other investments with greater reward potential; or when the original investment thesis no longer holds. While taking a loss can be a painful decision, it is preferable, in our view, to recognize a mistake early, rather than just hoping for a better outcome.

******

In conclusion, our approach is to concentrate on a few well-reasoned and well-researched positions. We want to be long-term owners of high quality, financially sound businesses run by proven managers who build value over time for shareholders. We invest in these businesses only when we can buy their stocks at what we believe to be absolutely low prices. We adopted this approach because that is the only one that makes sense to us.

We manage assets the way we manage our own money, and invested a significant portion of our net worth in the Fund. Should our portfolio lag, we will feel the pain along with our fellow shareholders. At times we expect to experience poor relative performance in the short-run, but as patient, long-term investors we should ultimately be able to enjoy the benefit of superior capital appreciation.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA International Value Fund vs. MSCI ACWI ex-USA Index for the Period December 1, 2011 to December 31, 2011

Past performance is not indicative of future performance. The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

PORTFOLIO SUMMARY

December 31, 2011
(Unaudited)

Common Stocks		69.3%
Business Services	12.6%
Trading & Distribution	11.5%
Industrial Products	10.8%
Consumer Non-Durables	8.9%
Consumer Durables	8.1%
Human Resources	7.4%
Technology	7.1%
Basic Materials	2.9%
Short-Term Investments		30.6%
Other Assets and Liabilities, Net		0.1%
Net Assets		100.0%

PORTFOLIO OF INVESTMENTS

December 31, 2011

COMMON STOCKS	Shares	Value
BUSINESS SERVICES — 12.6%
BBA Aviation plc	18,405	$50,934
LSL Property Services plc	22,650	85,173
Publicis Groupe	920	42,355
		$178,462
TRADING & DISTRIBUTION — 11.5%
Atea ASA	6,613	$66,382
Rexel S.A.	2,971	50,794
Wolseley plc	1,394	46,206
		$163,382
INDUSTRIAL PRODUCTS — 10.8%
ASSA ABLOY AB	2,440	$61,222
GEA Group Aktiengesellschaft	1,593	45,082
Koninklijke Philips Electronics N.V.	2,200	46,389
		$152,693
CONSUMER NON-DURABLES — 8.9%
Britvic plc	14,854	$74,292
Diageo plc	2,349	51,365
		$125,657
CONSUMER DURABLES — 8.1%
Daimler AG	1,714	$75,301
The Swatch Group Ltd	107	40,092
		$115,393
HUMAN RESOURCES — 7.4%
Adecco S.A.	1,332	$55,873
Michael Page International plc	9,145	49,592
		$105,465
TECHNOLOGY — 7.1%
ALTEN S.A.	1,745	$41,112
SAP AG	1,126	59,575
		$100,687
BASIC MATERIALS — 2.9%
Incitec Pivot Limited	12,900	$41,030
TOTAL COMMON STOCKS — 69.3% (Cost $965,321)		$982,769

PORTFOLIO OF INVESTMENTS

December 31, 2011

	Face Amount	Value
SHORT TERM INVESTMENTS — 30.6% (Cost $435,000)
State Street Bank Repurchase Agreement — 0.01% 01/03/12 (Collateralized by $370,000 Face Amount U.S. Treasury Bond — 3.375% 2040, market value $446,775)	$435,000	$435,000
TOTAL INVESTMENTS — 99.9% (Cost $1,400,321)		$1,417,769
Other assets and liabilities, net — 0.1%		979
NET ASSETS — 100.0%		$1,418,748

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS
Investments at value:
Investments securities — at market value (identified cost $965,321)	$982,769
Short-term investments — at amortized cost (maturities 60 days or less)	435,000	$1,417,769
Cash		183
Receivable for:
Capital Stock sold	$1,500
Dividends	854	2,354
		$1,420,306
LIABILITIES
Payable for:
Advisory fees	$1,211
Accrued expenses and other liabilities	347	1,558
NET ASSETS		$1,418,748
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 140,381 outstanding shares .		$1,401,300
Unrealized appreciation of investments		17,448
NET ASSETS		$1,418,748
NET ASSET VALUE
Offering and redemption price per share		$10.11

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Period December 1, 2011 to December 31, 2011

INVESTMENT INCOME
Dividends		$854
Interest		4
		$858
EXPENSES
Advisory fees	$1,101
Financial services	110
Transfer agent fees and expenses	2,466
Reports to shareholders	2,055
Custodian fees and expenses	1,644
Registration fees	3,287
Insurance	822
Trustees' fees and expenses	3,452
Audit and tax services	3,041
Legal fees	1,233
Total expenses	$19,211
Expenses reimbursed by Adviser	(17,653)	1,558
Net investment loss		$(700)
NET UNREALIZED GAIN ON INVESTMENTS
Unrealized appreciation at end of period		17,448
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$16,748

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the Period December 1, 2011 to December 31, 2011
INCREASE IN NET ASSETS
Operations:
Net investment loss	$(700)
Change in unrealized appreciation of investments	17,448
Change in net assets resulting from operations	$16,748
Capital Stock transactions:
Proceeds from Capital Stock sold	102,000
$118,748
NET ASSETS
Beginning of period*	1,300,000
End of period	$1,418,748
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	10,381

*  At the commencement of operations on December 1, 2011, the net assets of the Fund were comprised solely of seed capital contributed by certain partners and employees of the Adviser.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout the Period

	December 1, 2011 to December 31, 2011
Per share operating performance:
Net asset value at beginning of period	$10.00
Income from investment operations:
Net investment loss	—	*
Net unrealized gain on investment securities	$0.11
Total from investment operations	$0.11
Net asset value at end of period	$10.11
Total investment return**	1.10%
Ratios/supplemental data:
Net assets at end of period	$1,418,748
Ratio of expenses to average net assets:
Before reimbursement from Adviser	16.64	%†
After reimbursement from Adviser	1.35	%†
Ratio of net investment loss to average assets:
Before reimbursement from Adviser	(15.90	)%†
After reimbursement from Adviser	(0.61	)%†
Portfolio turnover rate	0%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share and is not annualized.

†  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund commenced operations on December 1, 2011. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $965,321 for the period ended December 31, 2011. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. In addition, the Fund may designate a portion of

NOTES TO FINANCIAL STATEMENTS

Continued

the amount paid to redeeming shareholders as a distribution for tax purposes. The Fund had no distributable earnings at December 31, 2011.

The cost of investment securities held at December 31, 2011, was $965,321 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2011, for federal income tax purposes was $17,599 and $151, respectively resulting in net unrealized appreciation of $17,448. As of and during the period ended December 31, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

During the period ended December 31, 2011, the Fund reclassified $700 of net investment losses from Accumulated Net Investment Loss to Additional Paid-in Capital to align financial reporting with tax reporting.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. In addition, the Adviser has contractually agreed to reimburse expenses in excess of 1.35% of the average net assets of the Fund (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) for the one year period ending November 30, 2012.

For the period ended December 31, 2011, the Fund accrued aggregate fees of $3,452 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended December 31, 2011, the Fund did not collect any redemption fees.

NOTE 7 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the period. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on

NOTES TO FINANCIAL STATEMENTS

Continued

resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2011:

Level 1 — Quoted Prices	$982,769	*
Level 2 — Other significant observable inputs	435,000	**
Level 3 — Significant unobservable inputs	—
Total investments	$1,417,769

Transfers of investments between different levels of the hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Levels 1, 2, or 3 during the period December 1, 2011 to December 31, 2011.

*  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

**  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

NOTE 9 — New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 "Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements." The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. These new pronouncements are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact these pronouncements may have on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA INTERNATIONAL VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of FPA International Value Fund, a series of FPA Funds Trust, (the "Fund"), as of December 31, 2011, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from December 1, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA International Value Fund as of December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period from December 1, 2011 (commencement of operations) to December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 13, 2012

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Investment Advisory Agreement. At a meeting of the Board of Trustees held on November 15, 2011, the Trustees approved the advisory agreement between the Fund and the Adviser for an initial two-year period through November 30, 2013, on the recommendation of the independent Trustees who met in executive session on November 15, 2011, prior to the Board meeting to review and discuss the proposed advisory agreement. The Board noted that, since the Fund would be new, investment performance was not available. The Board also noted that it was familiar with the Adviser, its operations and personnel through its oversight of other FPA Funds. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, Eric J. Bokota and Pierre O. Py. They also discussed the scope of accounting, administrative, shareholder and other services to be supervised and provided by the Adviser. These services will be substantially the same as those provided to the other FPA Funds. The Board and the Independent Trustees concluded that the nature, extent and quality of services to be provided by the Adviser should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees were provided information by the Adviser to enable consideration of the Fund's advisory fees and total anticipated expense levels. The Board and the Independent Trustees noted that the Adviser had contractually agreed to waive fees and reimburse expenses for one year ending November 30, 2012, and that the Adviser could likely experience losses managing the Fund in its first year of operation. The waiver and reimbursement will limit the Fund's expense to no more than 1.35% of the average daily net assets. The Board and the Independent Trustees noted that the fee rate charged to the Fund is currently similar to the fee rates charged by the Adviser on several of the other products managed by the Adviser. The Board and the Independent Trustees concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services expected to be provided by the Adviser.

The Board and the Independent Trustees considered economies of scale with respect to the management of the Fund, whether the Fund will appropriately benefit from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's anticipated asset levels. The Independent Trustees discussed the fact that the fee rate does not have breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that breakpoints currently were not appropriate for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund's assets, all of which could negatively impact the Adviser.

Conclusions. The Board and the Independent Trustees determined that the Fund should benefit from the services of a qualified portfolio management team. In addition, the Board and the Independent Trustees agreed that the Fund should receive the same high quality accounting, administrative, shareholder and other ancillary services from the Adviser that the other FPA Funds receive. The Board and the Independent Trustees also determined that while there is no uniform industry methodology to measure or apply economies of scale, the Fund's anticipated expense ratio after waivers and reimbursements, the expected profitability of the Fund to the Adviser, and the sharing of economies of scale, if any, with the Fund are fair and reasonable under the current circumstances, especially at the expected low assets levels. The Board and the Independent Trustees also stated their intention to monitor the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Board and the Independent Trustees determined to approve the proposed Advisory Agreement for a two-year period through November 30, 2013.

SHAREHOLDER EXPENSE EXAMPLE

December 31, 2011 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested during the entire period December 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 1, 2011	$1,000.00	$1,000.00
Ending Account Value December 31, 2011	$1,011.00	$1,003.10
Expenses Paid During Period*	$1.15	$1.15

*  Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period and prorated for the period December 1, 2011 to December 31, 2011 (31/365 days).

DIRECTOR AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (76)*	Trustee & Chairman† Years Served: <1	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7

Thomas P. Merrick – (74)*	Trustee† Years Served: <1	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7

Alfred E. Osborne, Jr. – (67)*	Trustee† Years Served: <1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (68)*	Trustee† Years Served: <1	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	5	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (71)*	Trustee† Years Served: <1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	4	California Council on Economic Education

Steven Romick – (49)	Trustee,† President & Chief Investment Officer Years Served: <1	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	2	Arden Group, Inc.

Eric J. Bokota – (32)	Portfolio Manager Years Served: <1	Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2004 to 2010.

Pierre O. Py – (35)	Portfolio Manager Years Served: <1	Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.

Eric S. Ende – (67)	Vice President Years Served: <1	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (51)	Treasurer Years Served: <1	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: <1	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (57)	Secretary Years Served: <1	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (45)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA INTERNATIONAL VALUE FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Suite A
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA International Value Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of trustees, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of trustees. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of trustees.

Item 4.                    Principal Accountant Fees and Services.

2011
(a) Audit Fees	$17,500
(b) Audit Related Fees	-0-
(c) Tax Fees	$7,850
(d) All Other Fees	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form  N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  February 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:  February 17, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  February 17, 2012